UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 28, 2004

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.
1-14768	NSTAR	04-3466300
800 Boylston Street
Boston, Massachusetts 02199
Telephone (617) 424-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 28, 2004, NSTAR issued a press release reporting its third quarter 2004 financial results.  The press release is included as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Furnished herewith as Exhibit 99.1 is NSTAR’s press release reporting the third quarter of 2004 financial results.

Filed herewith as Exhibit 99.2 are NSTAR’s Condensed Consolidated Statements of Income for the quarters ended September 30, 2004 and 2003, Condensed Consolidated Balance Sheets at September 30, 2004 and December 31, 2003 and third quarter energy sales data.

The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NSTAR
(Registrant)
Date: October 28, 2004	By:	/s/ R. J. WEAFER, JR.
Robert J. Weafer, Jr.
Vice President, Controller
and Chief Accounting Officer